EQ ADVISORS TRUSTSM

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED DECEMBER 17, 2018 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2018, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the AXA Mid Cap Value Managed Volatility Portfolio (“Portfolio”).

Information Regarding

AXA Mid Cap Value Managed Volatility Portfolio

Effective December 31, 2018, James N. Mordy will no longer serve as a portfolio manager to a portion of the Active Allocated Portion of the Portfolio.

All references to James N. Mordy, contained in the Summary Prospectus, Prospectus and Statement of Additional, with respect to the Portfolio are hereby deleted in their entirety.

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